Boston Trust Walden Funds

One Beacon Street

Boston, MA 02108

Boston Trust Asset Management Fund (BTBFX)

Boston Trust Equity Fund (BTEFX)

Boston Trust Midcap Fund (BTMFX)

Boston Trust SMID Cap Fund (BTSMX)

Boston Trust Walden Balanced Fund (WSBFX)

Boston Trust Walden Equity Fund (WSEFX)

Boston Trust Walden Midcap Fund (WAMFX)

Boston Trust Walden SMID Cap Fund (WASMX)

Boston Trust Walden Small Cap Fund (BOSOX)

Boston Trust Walden International Equity Fund (WIEFX)

(the “Funds”)

Supplement dated September 1, 2023
to the Prospectus and Statement of Additional Information dated May 1, 2023, as supplemented from time to time

Effective October 2, 2023, The Northern Trust Company (“Northern Trust”), located at 50 South LaSalle Street, Chicago, Illinois 60603 will replace Citi Fund Services Ohio, Inc. (“Citi”) as the Funds’ fund accountant and fund administrator. Northern Trust also will replace Citi as the custodian for Boston Trust Walden International Equity Fund and Boston Trust Walden Company as custodian for the remaining Funds. Finally, Citi will no longer serve as sub-custodian for any Fund.

In addition, the Board of Trustees of Boston Trust Walden Funds (the “Trust”) approved the appointments of Randi Roessler as Chief Compliance Officer and AML Officer of the Trust and Jennifer A. Craig as Secretary of the Trust, both effective as of October 2, 2023.

Accordingly, the following change is made to the Funds’ prospectus:

1)        The sentence under the Section entitled “The Distributor and Administrator” on page 47 of the Prospectus is deleted in its entirety and replaced with the following:

Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), Three Canal Plaza, Suite 100, Portland, Maine 04101 is the Funds' distributor and The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603 is the Funds' administrator.

In addition, the following changes are made to the Funds’ Statement of Additional Information (“SAI”):

1)        The information regarding the Chief Compliance Officer and AML Officer and the Secretary in the table under the section entitled “MANAGEMENT OF THE TRUST – OFFICERS WHO ARE NOT TRUSTEES” on page 8 of the SAI is deleted in its entirety and replaced with the following:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Randi Jean Roessler 501 S. Cherry St., Suite 610 Denver, CO 80246 Year of Birth: 1981	Chief Compliance Officer and AML Officer	Indefinite; Since October 2023	Director, PINE Advisor Solutions (March 2023 – present); Chief Compliance Officer, Davis Selected Advisers, L.P., Davis Funds, Selected Funds, the Clipper Fund Trust, the Davis Fundamental ETF Trust, and Davis Distributors, LLC (January 2018 – February 2023)
Jennifer A. Craig The Northern Trust Company 50 South La Salle Street Chicago, Illinois 60603 Year of Birth: 1973	Secretary	Indefinite; Since October 2023	Vice President of The Northern Trust Company since September 2021; Assistant Vice President, Paralegal Manager of SS&C/ ALPS Fund Services Inc. from 2007-2021.

(*)	Officers hold their positions until a successor has been duly elected and qualified.

2)       The first paragraph following the table on page 10 of the SAI under the section entitled “INDEPENDENT TRUSTEES’” is deleted in its entirety and replaced with the following:

The Officers of the Trust (other than the Chief Compliance Officer) receive no compensation directly from the Trust for performing the duties of their offices. PINE Advisor Solutions (“PINE”) receives fees from the Funds for providing Chief Compliance Officer services. Ms. Roessler, the Chief Compliance Officer, is an employee of PINE and receives compensation from PINE derived from fees paid by the Funds to PINE under a Services Agreement effective October 2, 2023 (“CCO Agreement”).

3)        The last sentence of the second paragraph following the table on page 10 of the SAI under the section entitled “INDEPENDENT TRUSTEES’” is deleted in its entirety and replaced with the following:

Under a CCO Agreement between the Trust and PINE, PINE makes an employee available to serve as the Trust’s CCO. The CCO Agreement is described under the “Administrator and Fund Accounting Services” section.

4)        The Section entitled “ADMINISTRATOR AND FUND ACCOUNTING SERVICES” on page 15 of the SAI is deleted in its entirety and replaced with the following:

ADMINISTRATION, FUND ACCOUNTING AND COMPLIANCE SERVICES

The Trust entered into a fund administration and accounting services agreement with The Northern Trust Company, 50 LaSalle Street, Chicago, Illinois 60603 (the “Administrator”), effective October 2, 2023. The Administrator provides certain administrative and accounting services to the Funds, including, among other responsibilities: (i) preparing the following documents for filing with the SEC (as required): Form N-CEN, Form N-CSR, Form N-PORT, Form N-PX, Form N-CR, Form N-LIQUID and all amendments to the Trust’s registration statements on Form N-1A, including annual updates of the Prospectus and SAI and any supplements thereto; (ii) calculating the net asset value per share of each Fund and each share class, utilizing prices obtained from mutually agreeable sources and transmitting valuation information as required by the Trust and the Adviser; (iii) preparing the agenda, resolutions and notices for all requested Board of Trustees and Committee meetings, attending meetings and preparing minutes for Board and Committee meetings; (iv) coordinating the audit of the Trust’s financial statements by the Trust’s independent accountants and providing applicable Fund information, as requested; (v) preparing total return performance information for the Funds, including such information on an after-tax basis as required by applicable law; and (vi) arranging for the maintenance of books and records of the Funds. As compensation for the services rendered to the Funds pursuant to the agreement, the Administrator charges quarterly asset-based fees plus out-of-pocket expenses. In this capacity, the Administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy or for any matter pertaining to the distribution of Fund shares. The Administrator also acts as custodian under a separate agreement.

Prior to October 2, 2023, Citi served as administrator to the Funds. For its services, Citi received a tiered fee from the Trust for its services as administrator, calculated daily and paid periodically at an annual rate of up to 0.035% on Trust aggregate net assets of the first $500 million in Trust assets, 0.015% on Trust aggregate net assets of the next $500 million, 0.0075% on Trust aggregate net assets of the next $500 million, and 0.0050% on Trust aggregate net assets in excess of $1.5 billion. In addition, Citi received $59,500 per Fund per year for Fund administration services and $7,500 per Fund per year for Regulatory Administration and book services.

For each of the past three fiscal periods ended December 31, 2020, December 31, 2021, and December 31, 2022, the Funds paid Citi Administration Fees and Services Fees as follows:

FUND	12/31/2020	12/31/2021	12/31/2022
Boston Trust Asset Management Fund	$252,927	$208,194	$186,438
Boston Trust Equity Fund	$65,494	$62,153	$60,653
Boston Trust Midcap Fund	$56,828	$49,442	$48,418
Boston Trust SMID Cap Fund	$65,711	$154,225	$161,985
Boston Trust Walden Balanced Fund	$70,121	$62,051	$56,582
Boston Trust Walden Equity Fund	$101,603	$98,325	$81,119
Boston Trust Walden Midcap Fund	$28,693	$30,167	$29,623
Boston Trust Walden SMID Cap Fund	$24,454	$25,903	$32,171
Boston Trust Walden Small Cap Fund	$167,837	$242,548	$282,344
Boston Trust Walden International Equity Fund	$24,645	$27,205	$26,716

PINE, located at 501 S Cherry Street, Ste 610, Denver, CO 80246, provides infrastructure and support in implementing written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds pay PINE $145,000 annually, plus certain out of pocket expenses. PINE pays the salary and other compensation earned by the CCO as an employee of PINE.

Prior to October 2, 2023, Citi made an employee available to serve as the Trust’s CCO. For its services, Citi received a fee of $150,000 for the year ended December 31, 2022, plus certain out of pocket expenses. Citi paid the salary and other compensation earned by the former CCO as an employee of Citi.

5)	The Section entitled “CUSTODIAN” on page 15 of the SAI is deleted in its entirety and replaced with the following:

Northern Trust, serves as the custodian for the Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Walden Balanced Fund, Boston Trust Walden Equity Fund, Boston Trust

Walden Midcap Fund, Boston Trust Walden SMID Cap Fund, Boston Trust Walden Small Cap Fund, and Boston Trust Walden International Equity Fund pursuant to a Custody Agreement. The custodian is responsible for safeguarding and controlling the respective Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on appropriate Fund’s investments. Northern Trust is compensated for its services.

Please retain this supplement with your Summary Prospectus, Prospectus and SAI for future reference.

This Supplement dated September 1, 2023, and the Summary Prospectus, Prospectus, and SAI, each dated May 1, 2023, as supplemented, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-800-282-8782, extension 7050.